Impairment of long-lived assets	12 Months Ended
Dec. 31, 2017
Impairment of long-lived assets [Abstract]
Impairment of long-lived assets
16	Impairment of long-lived assets

At December 31, 2017 and 2016, Grupo TMM had performed annual impairment tests. The recoverable amounts of the cash generating units were determined based on calculations of the value in use and fair value less costs of sale as follows:

Vessels and trademark
Vessels are identifiable assets that individually generate cash flows which are largely independent from the flows from other assets or groups of assets. The trademark is considered an asset that does not generate flows independently, therefore this was grouped with the vessels as a cash-generating unit (specialized maritime division segment) together with other long-lived assets in this segment.

The recovery value for these assets was determined as the higher between their value in use and their market value, less selling costs. At December 31, 2017 and 2016, no impairment losses were determined for these assets.

Properties
The recoverable value of properties was determined as their fair value less costs of sale, which are considered immaterial in terms of the fair value. The determination of fair value is described in Note 28. At December 31, 2017 and 2016 no impairment losses were determined for these assets.

Corporate assets and other long-lived assets
These assets are not identified with any cash-generating unit, therefore these were evaluated at the Grupo TMM level. The recoverable amount of these assets was determined as their value in use. At December 31, 2017 and 2016, no impairment losses were determined for these assets.

The recoverable amounts for cash-generating units were determined based on calculations of the value in use, covering a detailed three-year projection, followed by an extrapolation of the cash flows expected for the useful lives remaining for the assets using the growth rates determined by Management. At December 31, 2017 and 2016, the recoverable amounts for the cash-generating unit are $1,138,923 and $12,881,972, respectively.

The present value of the cash flows expected for each segment was determined applying an appropriate discount rate.

	2017		2016
	Growth rate	Discount rate	Growth rate	Discount rate
Vessels	2.00%	7.18%	2.00%	7.04%

Growth rates
The growth rates reflect the long-term average for these rates for the specialized maritime segment (all publicly available).

Discount rates
The discount rate reflects adequate adjustments associated with the market risk and the specific risk factors.

Cash flow assumptions
The key assumptions of Management for the specialized maritime segment include stable profit margins, which have been determined based on experience in this market. Grupo TMM Management considers this to be the best information available to forecast this market. The cash flow projections reflect stable profit margins achieved before the period covered by said projections. No consideration has been given to efficiency improvements and prices and salaries reflect the inflation projected for the industry, which are publicly available.

In addition to the considerations described above for determining the value in use of assets and the cash-generating units described above, Management is currently not aware of any other probable change that could require changes in their estimate. However, the estimate for the recoverable amount for the specialized maritime segment is particularly sensitive to the discount rates. If the discount rate used increases 1%, the value in use would decrease up to 5.59% in terms of the value determined, the value that continues to exceed the carrying value of the aforementioned assets.